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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):   October 5, 2000
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                            METASOLV SOFTWARE, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          Delaware                    0-17920                   75-2436509
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

                5560 Tennyson Parkway, Plano, Texas       75024
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             (Address of Principal Executive Offices)   (Zip Code)


      Registrant's telephone number, including area code   (972) 403-8300
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ITEM 5. OTHER EVENTS

     On October 5, 2000, MetaSolv Software, Inc. issued a press release announcing that it would provide an online Web simulcast and rebroadcast of its 2000 third quarter earnings release conference call, a copy of which is filed herewith as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits:

            Exhibit
            Number      Description

            99.1        Text of Press Release dated October 5, 2000.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                METASOLV SOFTWARE, INC.


Date:  October 17, 2000         By:   /s/ Glenn A. Etherington
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                                    Glenn A. Etherington
                                    Chief Financial Officer
                                    Duly Authorized Officer on behalf
                                    of the Registrant

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